As filed with the Securities and Exchange Commission on January 16, 2009

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 16, 2009

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 16, 2009, Bank of America Corporation (the “Registrant”) announced financial results for the fourth quarter and year ended December 31, 2008, reporting a fourth quarter net loss of $1.79 billion and diluted loss per common share of $0.48 and for the year net income of $4.01 billion and diluted earnings per common share of $0.55. A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2008 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE.

On January 16, 2009, the Registrant held an investor conference call and webcast to disclose financial results for the fourth quarter and year ended December 31, 2008. The Supplemental Information package for use during this conference call is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 7.01. All information in the Supplemental Information package is presented as of December 31, 2008, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

ITEM 8.01. OTHER EVENTS.

On January 16, 2009, the Registrant announced financial results for the fourth quarter and year ended December 31, 2008, reporting a fourth quarter net loss of $1.79 billion and diluted loss per common share of $0.48 and for the year net income of $4.01 billion and diluted earnings per common share of $0.55. A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2008 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 16, 2009 with respect to the Registrant’s financial results for the fourth quarter and year ended December 31, 2008

99.2	Supplemental Information prepared for use on January 16, 2009 in connection with financial results for the fourth quarter and year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Craig R. Rosato
Craig R. Rosato
Chief Accounting Officer

Dated: January 16, 2009

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 16, 2009 with respect to the Registrant’s financial results for the fourth quarter and year ended December 31, 2008

99.2	Supplemental Information prepared for use on January 16, 2009 in connection with financial results for the fourth quarter and year ended December 31, 2008